SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported): May 31, 2006

Centex Home Equity Loan Trust 2006-A
(Issuing Entity)

CHEC Funding, LLC
(Exact name of Depositor as specified in its charter)

Centex Home Equity Company, LLC
(Exact name of Sponsor as specified in its charter)

CHEC Funding, LLC
(Exact name of Registrant as specified in its charter)

Delaware	333-130642-01	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2728 North Harwood Street, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 981-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

CHEC Funding, LLC, as depositor (the “Depositor”), registered issuance of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130642) (as amended, the “Registration Statement”).  Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 2006-A to issue $980,000,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 2006-A (the “Certificates”), on May 16, 2006 (the “Closing Date”).

The Certificates were issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of May 1, 2006 among the Depositor, Centex Home Equity Company, LLC, as seller and as servicer, Harwood Street Funding II, LLC as conduit seller and JPMorgan Chase Bank, National Association, as trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By: /s/ Jeffrey B. Upperman

Name: Jeffrey B. Upperman

Title: Vice President

Date:

May 31, 2006

Exhibit Index

Exhibit

4.1

Pooling and Servicing Agreement

EXHIBIT 4.1